SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2017

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This current report on Form 8-K/A is filed as an amendment to the current report on Form 8-K of United Bankshares, Inc. (“United”) filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2017 (the “Initial Report”) relating to United’s acquisition of Cardinal Financial Corporation (“Cardinal”). This current report is filed to provide, and amends the Initial Report to include, additional acquisition information under Item 2.01 and the historical financial statements of Cardinal required under Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K. The historical financial statement of Cardinal and pro forma information are included as exhibits pursuant to Item 9.01(d) of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

As a result of the acquisition of Cardinal, United issued approximately 23.7 million shares of its common stock for all of Cardinal’s outstanding common stock and restricted stock, and issued options to purchase approximately 154 thousand shares of its common stock upon conversion of Cardinal’s stock options. United paid approximately $14 thousand in cash to holders of Cardinal common stock and restricted stock in lieu of fractional shares of United common stock. The payment of cash in lieu of fractional shares was funded by cash on hand at United.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of Cardinal Financial Corporation as of December 31, 2016 and for the fiscal year ended December 31, 2016 are filed herewith as Exhibit 99.1 and are incorporated by reference in this Item 9.01(a). The consent of Cardinal’s independent registered public accounting firm is attached hereto as Exhibit 23.1.

(b)	Pro forma financial information.

The required unaudited pro forma condensed financial information of United and Cardinal as of and for the three-month period ended March 31, 2017 and for the twelve-month period ended December 31, 2016, giving effect to the acquisition of Cardinal, is attached hereto as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(c)	None.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Audited financial statements for Cardinal Financial Corporation as of and for the fiscal year ended December 31, 2016 (incorporated by reference to Cardinal Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 0-24557), filed with the SEC on March 15, 2017)

99.2	Unaudited pro forma financial information as of and for the three-month period ended March 31, 2017 and for the twelve-month period ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: June 1, 2017	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Audited financial statements for Cardinal Financial Corporation as of and for the fiscal year ended December 31, 2016 (incorporated by reference to Cardinal Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 0-24557), filed with the SEC on March 15, 2017)

99.2	Unaudited pro forma financial information as of and for the three-month period ended March 31, 2017 and for the twelve-month period ended December 31, 2016.